Exhibit 10.3

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of November 19, 2025, and shall be effective as of the Closing (defined below), by and among (i) Blue Acquisition Corp., a Cayman Islands exempted company incorporated with limited liability (“SPAC”), (ii) Blue Holdings Sponsor LLC, a Delaware limited liability company (the “Sponsor”), (iii) BTIG, LLC (“BTIG”), (iv) Blockfusion Data Centers, Inc., a Delaware corporation (“Pubco”), (v) Blockfusion USA, Inc., a Delaware corporation (the “Target Company”), and (vi) the undersigned individuals, each of whom is a member of the SPAC’s board of directors and/or management team and who, along with the Sponsor and other transferees of the applicable SPAC securities, is referred to as an “Insider” pursuant to the terms of the Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Letter Agreement (as defined below) (and if such term is not defined in the Original Letter Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, SPAC, the Sponsor and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of June 12, 2025 (the “Original Letter Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to any Ordinary Shares that they may have in connection with the consummation of the proposed Business Combination, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares (although they will be entitled to liquidating distributions from the trust account with respect to any Offering Shares), (iii) vote any Ordinary Shares owned by it, him or her in favor of any proposed Business Combination for which the SPAC seeks approval, and (iv) certain transfer restrictions with respect to the Founder Shares, Private Placement Units (and the Private Placement Shares and Private Placement Rights underlying such Private Placement Units);

WHEREAS, on the date hereof, the SPAC, Pubco, the Target Company, Atlas I Merger Sub, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and Atlas Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), entered into that certain Business Combination Agreement (the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”): (a) SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “SPAC Merger”) and, as a result of the SPAC Merger, each issued and outstanding security of SPAC immediately prior to the effective time of the SPAC Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the issuance to the holder thereof of a substantially equivalent Pubco security; (b) Company Merger Sub will merge with and into the Target Company, with the Target Company continuing as the surviving entity (the “Company Merger” and together with the SPAC Merger, the “Mergers”), and, as a result of the Company Merger, each issued and outstanding security of the Target Company immediately prior to the effective time of the Company Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the issuance to the holder thereof of shares of common stock of Pubco; and (c) as a result of the Mergers, SPAC and the Target Company will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all in accordance with the terms and subject to the conditions of the Business Combination Agreement;

WHEREAS, the parties hereto desire to amend the Original Letter Agreement (i) to add Pubco and the Target Company as parties to the Letter Agreement and (ii) to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including without limitation the issuance of shares of Pubco Class A Common Stock in exchange for the SPAC’s Ordinary Shares and Rights, respectively; and

WHEREAS, pursuant to Section 12 of the Original Letter Agreement, the Original Letter Agreement may be amended by a written instrument executed by all of the parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco and the Target Company as Parties to the Letter Agreement. The parties hereby agree to add Pubco and the Target Company as parties to the Letter Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of SPAC under the Letter Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to SPAC under the Letter Agreement relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Letter Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to the Letter Agreement. The Parties hereby agree to the following amendments to the Letter Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Letter Agreement as if they were set forth therein.

(b) The parties hereby agree that the terms “Offering Shares,” “Class A Ordinary Shares,” “Class B Ordinary Shares,” “Ordinary Shares,” and “Founder Shares”, as used in the Letter Agreement shall include without limitation any and all shares of Pubco Class A Common Stock into which any such securities will convert in the Mergers.

(c) Effective upon the Closing, Section 8(a) of the Original Letter Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Subject to the exceptions set forth herein, the Sponsor and each Insider agree not to Transfer, directly or indirectly, the shares of Pubco Class A Common Stock issuable upon conversion of the Founder Shares held by it, him or her until the earlier of (i) six months after the completion of a Business Combination or, (ii) if, subsequent to a Business Combination, the closing price of the Pubco Class A Common Stock equals or exceeds $15.00 per share (as adjusted for share sub-divisions, share consolidations, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the Business Combination, or (iii) subsequent to a Business Combination, the date on which the Pubco consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of Pubco’s shareholders having the right to exchange their shares for cash, securities or other property (each of (i), (ii) and (iii), as the case may be, the “Lock-Up”).”

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Letter Agreement, including without limitation Section 13 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

BLUE HOLDINGS SPONSOR LLC By: Blue Holdings Management LLC

By:	/s/ Ketan Seth
Name:	Ketan Seth
Title:	Managing Member

BLUE ACQUISITION CORP.

By:	/s/ Ketan Seth
Name:	Ketan Seth
Title:	Chief Executive Officer

BLOCKFUSION DATA CENTERS, INC.

By:	/s/ Robert Scott
Name:	Robert Scott
Title:	President, Chief Financial Officer, Secretary and Treasurer

BLOCKFUSION USA, INC.

By:	/s/ Alex Martini Lo-Manto
Name:	Alex Martini Lo-Manto
Title:	Chief Executive Officer

/s/ Ketan Seth
Name:	Ketan Seth

/s/ David Bauer
Name:	David Bauer

/s/ Wesley Clark
Name:	Wesley Clark

/s/ Dario Dino Ferrari
Name:	Dario Dino Ferrari

/s/ Kenneth Moritsugu
Name:	Kenneth Moritsugu

/s/ Nadim Qureshi
Name:	Nadim Qureshi

/s/ Alberto Pontonio
Name:	Alberto Pontonio

Accepted and agreed:

BTIG, LLC

By:	/s/ Paul Wood
Name:	Paul Wood
Title:	Managing Director

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